Supplement to the
Fidelity® Disruptive Automation ETF
September 28, 2024
Summary Prospectus

Effective January 1, 2025, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Michael Kim (Co-Portfolio Manager) has managed the fund since 2023.
David Wagner (Co-Portfolio Manager) has managed the fund since 2025.
DRA-SUSTK-1224-102 1.9910216.102	December 20, 2024